                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8 - K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  JANUARY 21, 1997

                        COOPER & CHYAN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            0-26750                                    77-049778
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   (Commission File Number)                 (IRS Employer Identification No.)

1601 SOUTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA              95014
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      (Address of Principal Executive Offices)                 (Zip Code)

                                (408) 366-6966
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              (Registrant's Telephone Number, Including Area Code)

                                  NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

This report on Form 8-K consists of 5 sequentially numbered pages.

The exhibit index is located at sequentially numbered page 2.
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                   INFORMATION TO BE INCLUDED IN THE REPORT
                   ----------------------------------------

ITEM 5:  OTHER EVENTS.

     On January 21, 1997, Cooper & Chyan Technology, Inc. ("CCT") issued a press release reporting its results of financial operations for the fourth fiscal quarter of 1996. A copy of the press release is attached as an exhibit to this report on Form 8-K.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.
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     The following exhibit is filed herewith:

     99.01  Press Release dated January 21, 1997.



                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COOPER & CHYAN TECHNOLOGY, INC.



Date:  January 21, 1996                 By /s/ Robert D. Selvi
                                           -------------------------------
                                           Robert D. Selvi
                                           Chief Financial Officer


                               INDEX TO EXHIBITS
                               -----------------



 Exhibit
  Number            Description of Exhibit
----------   -------------------------------------


99.01        Press Release dated January 21, 1997.

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